U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2005

AMERICHIP INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Nevada (State or jurisdiction of incorporation or organization)	000-33127 (Commission File Number)	98-0339467 (I.R.S. Employer Identification No.)

9282 GENERAL DRIVE, SUITE 100, PLYMOUTH, MI	48170
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (734) 207-0334

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 16, 2005, AmeriChip International, Inc. announced that, after ten (10) months of research and testing we have successfully applied our Laser Assisted Chip Control (LACC) technology for implementation within the oil pipe threading industry.

A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits Furnished.

99.1    Press Release, dated August 16, 2005.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: /s/ Marc Walther Marc Walther President and Chief Executive Officer AMERICHIP INTERNATIONAL INC.

Date: August 23, 2005